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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2008

                              Pharmion Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-50447               84-1521333
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)

           2525 28th Street, Boulder, Colorado                   80301
        (Address of principal executive offices)               (Zip Code)

                                  720-564-9100
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 3, 2008, Pharmion Corporation announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired without the United States Federal Trade Commission requesting additional information with regard to Celgene Corporation's pending acquisition of Pharmion. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.


(d)

Exhibit 99.1 Press Release issued by Celgene Corporation and Pharmion Corporation, dated January 3, 2008







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 3, 2008                PHARMION CORPORATION



                                      By: /s/ Steven N. Dupont
                                         ---------------------------------------
                                         Name:   Steven N. Dupont
                                         Title:  Executive Vice President
                                                 and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.       Description
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Exhibit 99.1      Press Release issued by Celgene Corporation and Pharmion
                  Corporation, dated January 3, 2008